EXHIBIT 6
                                                                       ---------


          CERTIFICATION REQUIRED BY RULE 13A-14(B) AND SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the annual report of Viking Energy Royalty Trust ("Viking") on Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Fotheringham, Vice-President Finance and Chief Financial Officer of Viking, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viking.



/s/ Robert Fotheringham

Name:   Robert Fotheringham
Title:  Vice-President Finance and Chief Financial Officer

March 30, 2005